                                                                  EXHIBIT (n)(1)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 (Registration Nos. 333-34199 and 811-04867) of our report dated February 13, 2003 relating to the financial statements of AIG Life Insurance Company and our report dated April 8, 2003 relating to the financial statements of AIG Life Insurance Company Variable Account II, which appear in such Registration Statement. We also consent to the references to us under the heading "Financial Statements" in such Registration Statement.

/s/  PRICEWATERHOUSECOOPERS LLP
-------------------------------

Houston, Texas
June 16, 2003

                               POWERS OF ATTORNEY

        Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Pauletta P. Cohn and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Account II of AIG Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 16th day of June, 2003.


                                        VARIABLE ACCOUNT II OF AIG LIFE
                                        INSURANCE COMPANY
                                        (Registrant)


                                   BY:  AIG LIFE INSURANCE COMPANY
                                        (On behalf of the Registrant and itself)


                                   BY:  /s/  ROBERT F. HERBERT, JR.
                                        ----------------------------------------
                                        Robert F. Herbert, Jr.
                                        Senior Vice President, Treasurer and
                                         Comptroller


[SEAL]


ATTEST:  /s/  LAUREN W. JONES
         --------------------
         Lauren W. Jones
         Assistant Secretary

        Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                             Title                       Date
----------------------------          -------------------------   -------------

/s/  RODNEY O. MARTIN, JR             Director and Chairman       June 16, 2003
-------------------------
Rodney O. Martin, Jr

/s/  DAVID L. HERZOG                  Director and Chief          June 16, 2003
--------------------                  Financial Officer
David L. Herzog

/s/  M. BERNARD AIDINOFF              Director                    June 16, 2003
------------------------
M. Bernard Aidinoff

/s/  DAVID J. DIETZ                   Director                    June 16, 2003
-------------------
David J. Dietz

/s/  ROYCE G. IMHOFF II               Director and Chief          June 16, 2003
-----------------------               Executive Officer
Royce G. Imhoff II

/s/  NICHOLAS A. O'KULICH             Director                    June 16, 2003
-------------------------
Nicholas A. O'Kulich

/s/  GARY D. REDDICK                  Director                    June 16, 2003
--------------------
Gary D. Reddick

/s/  MARTIN J. SULLIVAN               Director                    June 16, 2003
-----------------------
Martin J. Sullivan

/s/  ERNEST T. PATRIKIS               Director                    June 16, 2003
-----------------------
Ernest T. Patrikis

/s/  RICHARD A. HOLLAR                Director                    June 16, 2003
----------------------
Richard A. Hollar

[LETTERHEAD OF AIG AMERICAN GENERAL]

2929 Allen Parkway (A40-04),             Lauren W. Jones
Houston, Texas 77019                     Deputy General Counsel
                                         Direct Line (713) 831-8470
                                         Fax (713) 620-3878
                                         E-mail: Laurie_Jones@aigag.com


                                  June 16, 2003

BY EDGAR

United States Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

        Re:  AIG Life Insurance Company ("AIG Life") and
             Variable Account II of AIG Life Insurance Company ("Registrant") Executive Advantage - VUL
             File No. 333-34199 and No. 811-04867
             CIK No. 0000803466

Dear Ladies and Gentlemen:

        As Deputy General Counsel of American General Life Companies, LLC and counsel to AIG Life, as the depositor for the Registrant and on behalf of the Registrant, I am transmitting for filing with the Commission pursuant to the Securities Act of 1933 (the "1993 Act") and Rule 101(a) of Regulation S-T, a conformed electronic format copy of Post-Effective Amendment No. 11, which also constitutes Amendment No. 3 under the Investment Company Act of 1940, to Registrant's Form N-6 Registration Statement for Executive Advantage variable universal life policies.

        Any questions or comments about the filing should be addressed to the undersigned at the above referenced number.

                                                Very truly yours,


                                                /s/ LAUREN W. JONES
                                                -------------------

                      American General Life Companies, LLC
                      2929 Allen Parkway, Houston, TX 77019

[LETTERHEAD OF AIG AMERICAN GENERAL]

2929 Allen Parkway (A40-04),             Lauren W. Jones
Houston, Texas 77019                     Deputy General Counsel
                                         Direct Line (713) 831-8470
                                         Fax (713) 620-3878
                                         E-mail: Laurie_Jones@aigag.com


                                  June 16, 2003

BY EDGAR
--------

United States Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

        Re:  AIG Life Insurance Company ("AIG Life") and
             Variable Account II of AIG Life Insurance Company ("Registrant") Executive Advantage - VUL
             File No. 333-34199 and No. 811-04867
             CIK No. 0000803466

Dear Ladies and Gentlemen:

        As Deputy General Counsel of American General Life Companies, LLC and counsel to AIG Life, as the depositor for the Registrant and on behalf of the Registrant, I am transmitting for filing Post-Effective Amendment No. 11 (the "Amendment") under the Securities Act of 1933, as amended (the "1933 Act"), which also constitutes Amendment No. 3 under the Investment Company Act of 1940 (the "Amendment") to Registrant's above referenced Registration Statement on Form N-6 concurrently with this letter. I have reviewed the Amendment filed pursuant to Rule 485(b) of the 1933 Act. I represent that such Amendment does not contain disclosures that would render it ineligible to become effective pursuant to Rule 485(b) of the 1933 Act. The Amendment, pursuant to Rule 485(b), will be effective on June 16, 2003.

                                                Very truly yours,


                                                /s/ LAUREN W. JONES
                                                -------------------

                      American General Life Companies, LLC
                      2929 Allen Parkway, Houston, TX 77019